HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
Index to Financial Statements

i

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(UNAUDITED)
SEPTEMBER 30, 2007

ASSETS
Current assets
Cash and cash equivalents	$348,912
Accounts receivable	72,930
Other receivables	69,176
Amount due from related parties	7,526,959
Prepayments	59,523
Inventory	3,816

Total current assets	8,081,316

Property, plant and equipment, net	7,880,175

Construction in progress, net	427,124

Intangible assets, net	3,710,970

Total assets	$20,099,585

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable	$127,980
Other payable	413,222
Amount due to related parties	505,382
Unearned revenue	144,607
Accrued payroll	59,944
Tax payables	1,274,952
Loan payable	2,402,307

Total current liabilities	4,928,394

Commitments	-

Total liabilities	4,928,394

Stockholders' equity
Share capital	9,002,231
Accumulated other comprehensive income	351,230
Statutory reserve	1,160,070
Accumulated deficit	4,657,660

Total stockholders' equity	15,171,191

Total liabilities and stockholders' equity	$20,099,585

The accompanying notes are an integral part of these consolidated financial statements.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

	SEPTEMBER 30，
	2007	2006
Net revenue
Advertisement	$8,061,125	$5,494,646
Tourism	3,547,892	1,965,568

Total	11,609,017	7,460,214

Cost of revenue
Advertisement	1,548,091	1,500,568
Tourism	141,970	60,195

Total	(1,690,061)	(1,560,763)

Gross profit	9,918,956	5,899,451

Operating expenses
Selling expenses	663,702	594,035
Operating and administrative expenses	1,252,119	703,520

Total operating expenses	1,915,821	1,297,555

Income from operations	8,003,135	4,601,896

Other (income) expense
Other expenses	6,344	13,612
Interest expense	179,637	185,922
Interest income	(839)	(1,130)
Finance expense	5,105	1,519

Total other expenses	190,247	199,923
Income before income taxes	7,812,888	4,401,973

Provision for income taxes	79,089	-

Net income	7,733,800	4,401,973

Other comprehensive income

Foreign currency translation gain	308,646	1,525

Comprehensive income	$8,042,446	$4,403,498

The accompanying notes are an integral part of these consolidated financial statements.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$7,733,800	$4,401,973
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	267,262	21,977
Amortization	116,341	109,836
(Increase) / decrease in assets:
Accounts receivables	97,525	(90,562)
Other receivables	(6,591)	5,369,231
Prepayments	208,823	(1,708,645)
Inventories	(3,802)	(1,641)
Increase/(Decrease) in current liabilities:
Accounts payable	(111,090)	4,469
Tax payable	735,784	333,845
Unearned revenue	115,295	(75,964)
Accrued payroll	19,972	20,382
Other payable	328,351	37,623

Net cash provided by operations	9,501,670	8,422,524

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property & equipment	(204,363)	(126,606)
Acquisition of construction in progress	(2,208,496)	(4,024,586)

Net cash used in investing activities	(2,412,859)	(4,151,192)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash contributed (distributed)	398,883	(72,340)
Payments of loan payable	(1,595,533)	-
Payments of loan from related parties	(7,843,846)	(3,762,157)

Net cash used in financing activities	(9,040,496)	(3,834,497)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	131,438	(11,142)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,820,247)	425,693

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE	2,169,159	71,177

CASH AND CASH EQUIVALENTS, ENDING BALANCE	$348,912	$496,870

SUPPLEMENTAL DISCLOSURES:

Cash paid during the year for:

Income tax payments	$-	$-

Interest payments	$179,637	$185,922

The accompanying notes are an integral part of these consolidated financial statements.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

Hongkong Yi Tat (“the Company”, “we”, “us”, “our”) was established on July 28, 2000, under the laws of Hong Kong Special Administration Region, with its registered office at RM1302-3 13/F, Crocodile House II, 55 Connaught Road Central HK, and its certificate number of 31123140-000-07-06-7.

Fujian Jintai Tourism Developments Co.Ltd (“Jintai”) is incorporated on October 29, 2001 under the laws of PRC and located in Taining County, Fujian Province in China. It mainly engages in tourism developments, ethnic culture communication, timeshare resorts operation, souvenirs sales, and related tourism services. It has gained 30 years of management rights (from 2001 to 2031) to manage the Big Golden Lake in Fujian province, one of the 7 best Danxia landforms in China.

The Company owns 100% shares of Jintai, and holds variable interest in Fujian Jiaoguang Media Co.Ltd and holds varial interst in Fuyu through Jintai.

Fuzhou Hongda Co. Ltd. (“Hongda”) is incorporated On July 10, 2007, under the laws of PRC and located in Fuzhou City. Hongda is a 100% owned company of Jintai.

Fuzhou Fuyu Media Co. Ltd. (“Fuyu”) is incorporated on July 31, 2007, under the laws of PRC and located in Fuzhou City. On July 31, 2007, Fuyu and its shareholders entered into a set of Contractual Arrangements with Jintai, and through Jintai, with the Company. The relationships with the Company and its shareholders are governed by the Contractual Arrangements.

The Contractual Arrangements are comprised of a series of agreements, including a Consulting Agreement and an Operating Agreement, through which the Company has the right to advise, consult, manage and operate Fuyu, and collect and own all of Fuyu’s respective net profits. Additionally, under a Proxy and Voting Agreement and a Voting Trust and Escrow Agreement, the shareholders of Fuyu have vested their voting control over Fuyu to the Company. In order to further reinforce the Company’s rights to control and operate Fuyu, Fuyu and its shareholders have granted the Company, under an Option Agreement, the exclusive right and option to acquire all of their equity interests in the Fuyu or, alternatively, all of the assets of the Fuyu. Further, the shareholders of Fuyu have pledged all of their rights, titles and interests in the Fuyu to the Company under an Equity Pledge Agreement.

Fujian Jiaoguang Media Co.Ltd (“Jiaoguang”) is incorporated on October 9, 2004 under the laws of PRC and located in Fuzhou City, Fujian Province in China. It mainly engages in advertisement，publishing, exhibition, cultural communication and coordinating  cultural performance as an agent. It has gained 7 years of managing rights of Fujian Education TV advertisement (from 2003 to 2010), and has option to another 5 years’ management.

On December 30, 2004, Jiaoguang and its shareholders entered into a set of Contractual Arrangements with the Company. The relationships with the Company and its shareholders are governed by the Contractual Arrangements.

The Contractual Arrangements are comprised of a series of agreements, including a Consulting Agreement and an Operating Agreement, through which the Company has the right to advise, consult, manage and operate Jiaoguang, and collect and own all of Jiaoguang’s respective net profits. Additionally, under a Proxy and Voting Agreement and a Voting Trust and Escrow Agreement, the shareholders of Jiaoguang have vested their voting control over Jiaoguang to the Company. In order to further reinforce the Company’s rights to control and operate Jiaoguang, Jiaoguang and its shareholders have granted the Company, under an Option Agreement, the exclusive right and option to acquire all of their equity interests in the Jiaoguang or, alternatively, all of the assets of the Jiaoguang. Further, the shareholders of Jiaoguang have pledged all of their rights, titles and interests in the Jiaoguang to the Company under an Equity Pledge Agreement.

The Company has adopted FASB Interpretation No. 46R "Consolidation of Variable Interest Entities" ("FIN 46R"), an Interpretation of Accounting Research Bulletin No. 51. FIN 46R requires a Variable Interest Entity (VIE) to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE's residual returns. VIEs are those entities in which the Company, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with ownership of the entities, and therefore the company is the primary beneficiary of these entities. The results of subsidiaries or variable interest entities acquired during the year are included in the consolidated income statements from the effective date of acquisition.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

ACCOUNTING AFTER INITIAL MEASUREMENT OF VIE - Subsequent accounting for the assets, liabilities, and non-controlling interest of a consolidated variable interest entity are accounted for as if the entity were consolidated based on voting interests and the usual accounting rules for which the VIE operates are applied as they would to a consolidated subsidiary as follows:

• carrying amounts of the VIE are consolidated into the financial statements of the Company as the primary beneficiary (referred as "Primary Beneficiary" or "PB");

• inter-company transactions and balances, such as revenues and costs, receivables and payables between or among the Primary Beneficiary and the VIE(s) are eliminated in their entirety; and

INITIAL MEASUREMENT OF VIE- The Company initially measures the assets, liabilities, and non-controlling interests of the VIEs at their fair values at the date of the acquisitions.

Because Jiaoguang and the Company’s contractual relationship comply with FIN 46R, the Company consolidated Jiaoguang’s financial statements as VIE. As of December 31, 2006, the Company has consolidated Jiaoguang’s financial statements for the two years ended December 31, 2006 and 2005 in the accompanying financial statements.

On July 19, 2007, Keenway Limited (“Keenway”), a corporation established under the law of Cayman Islands, acquired 100% shares of the Company.

2.   BASIS OF PRESETATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the interim periods are not necessarily indicative of the results for any future period. These statements should be read in conjunction with the Company's audited financial statements and notes thereto for the fiscal year ended December 31, 2006. The results of the nine month period ended September 30, 2007 are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2007.

a.   Principle of consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries Jintai, and Hongda, and the accounts of the variable interest entities, Jiaoguang and Fuyu, collectively “the Company”. All significant inter-company accounts and transactions have been eliminated in consolidation.

b.  Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those results.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

c.  Cash and cash equivalents

For Statement of Cash Flows purposes, the Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

d.  Accounts receivable

The Company's policy is to maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. As of September 30, 2007, the Company had accounts receivable of $72,930. All account receivable not collected and over 90 days as of September 30, 2007 has been written off.

e.  Prepayments

The Company advances to certain vendors for purchase of its material and necessary service. As of September 30, 2007, the advances to suppliers amounted to $59,523.

f.  Inventories

Inventories are valued at the lower of cost (determined on actual cost basis) or net realizable value. The management compares the cost of inventories with the net realizable value and an allowance is made for writing down the inventories to their net realizable value, if lower than the cost.

g.  Property, plant and equipment

Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of plant, property, and equipment are capitalized. These capitalized costs may include structural improvements, equipment, and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets: 5 to 20years for house&building; 5 to 8 years for electronic equipment, 8years for transportation equipment, 5 to 8years for office furniture, 26 years for lease improvements.

h.  Impairment

The Company applies the provisions of Statement of Financial Accounting Standard No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS No. 144"), issued by the Financial Accounting Standards Board ("FASB"). FAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property, plant and equipment, intangible assets and construction in progress, for recoverability at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available, judgments and projections are considered necessary. There was no impairment of long-lived assets for the nine months ended September 30, 2007.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

i.  Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104.Sales revenue is recognized at the date of service rendered to customers when a formal arrangement exists, the price is fixed or determinable, the services rendered, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue. Unearned revenue amounted to $144,607 as of September 30, 2007.

The Company has no product return or sales discount allowance because service rendered and accepted by customers are normally not returnable and sales discount is normally not granted after service is rendered.

j.  Advertising costs

The Company expenses the cost of advertising as incurred or, as appropriate, the first time the advertising takes place. Advertising costs for the 9 month periods ended September 30, 2007 and 2006 were $67,371 and $87,908, respectively.

k.  Income taxes

The Company accounts for income taxes using tax payable approach which did not need the recognition and measurement of deferred tax assets.

l.  Foreign currency translation

The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company's subsidiaries maintain their books and records in their functional currency, being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, the Company translates the subsidiaries' assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income. The functional currency of the Company is Chinese Renminbi.

m.  Fair values of financial instruments

Statement of Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments", requires that the Company disclose estimated fair values of financial instruments.

The Company's financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivables, advances to suppliers, accounts payable, other payable, tax payable, and related party advances and borrowings.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates.

n.  Earning per share (EPS)

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), Earnings per share. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Earnings per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic earnings per share is based upon the weighted average number of common shares outstanding. Diluted earnings per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

o.  Segment reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

During the nine months ended September 30, 2007 and 2006, the Company is organized into two main business segments: tourism and advertisement. The following table presents a summary of operating information and certain year-end balance sheet information for the nine months ended September 30, 2007 and 2006:

	Nine months ended September 30,
	2007	2006
	(Unaudited)	(Unaudited)
Revenues from unaffiliated customers:
advertisement	$8,061,125	$5,494,646
tourism	3,547,892	1,965,568
Consolidated	$11,609,017	$7,460,214

Operating income :
advertisement	$5,888,811	$3,727,837
tourism	2,114,842	874,059
Consolidated	$8,003,653	$4,601,896

Identifiable assets:
advertisement	$14,062,957	$4,311,210
tourism	8,995,357	6,944,945
Consolidated	$23,058,315	$11,256,155

Net income
advertisement	$5,749,938	$3,657,388
tourism	1,984,380	744,585
Consolidated	$7,734,318	$4,401,973

Interest expense:
advertisement	$72,058	$60,748
tourism	107,579	125,174
Consolidated	$179,637	$185,922

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

Because our business structure is separate for each segment, the operating costs included in one segment will not benefit the other segment. For the nine months ended September 30, 2006, there are no reconciling amounts. For nine months ended September 30, 2007, the reconciling items for were as follows:

(Unaudited)
Nine months ended September
2007

Operating income :
advertisement	$5,888,811
tourism	2,114,842
Consolidated	8,003,653
Reconciling item (1)	(518)
Total	$8,003,135

Identifiable assets:
advertisement	$14,062,957
tourism	8,995,357
Consolidated	23,058,315
Reconciling item (2)	133,461
Reconciling item (3)	(3,092,191)
Total	$20,099,585

Net income
advertisement	$5,749,938
tourism	1,984,380
Consolidated	7,734,318
Reconciling item (1)	(518)
Total	$7,733,800

(1) The reconciling amounts include certain general and administrative expenses which are excluded from segments.

(2) The reconciling amounts include certain assets which are excluded from segments.

(3) Reconciling amounts include adjustments to eliminate inter company transactions.

p.  Statement of cash flows

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

q.  Recent accounting pronouncements

In September 2006, FASB issued SFAS 157 Fair Value Measurements.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements.  However, for some entities, the application of this Statement will change current practice.  This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In September 2006, FASB issued SFAS 158 EmployersAccounting for Defined Benefit Pension and Other Postretirement Plansan amendment of FASB Statements No. 87, 88, 106, and 132(R)This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognizethe funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the followinginformation in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

1)	A brief description of the provisions of this Statement

2)	The date that adoption is required

3)	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employers fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

r.  Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

3.    OTHER RECEIVABLE

Other receivable amounted to $69,176 as of September 30, 2007. Other receivable is comprised of advances to employees and other unrelated parties, interest free, and due on demand.

4.    AMOUNT DUE FROM RELATED PARTIES

Amount due from related parties are receivables for normal business purposes due to Xinhengji Advertisement Company, Dajinhu Company, and Jin Yang Company. Xinhengji Advertisement Company is 80% owned by a shareholder of the company and 20% owned by the shareholder’s mother. Dajinhu is owned by a shareholder of the Company. Jinyang is 96% owned by 2 shareholders of the Company. The amount is due on demand, unsecured and interest free. As of September 30, 2007, amount due to related parties are as follows:

(Unaudited)
Xinhengji Advertisement Company	$5,868,890
Dajinhu Company	120,113
Jin Yang Company	1,537,956
Total	$7,526,959

5.    PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following as of September 30, 2007:

(Unaudited)
House & Building	$8,068,757
Electronic Equipments	165,309
Transportation Equipments	57,767
Office Furniture	2,291

Subtotal	8,294,124

Less: Accumulated Depreciation	(413,949)

Total	$7,880,175

Depreciation expenses for the 9 months ended September 30, 2007 and 2006 were $267,262 and, $21,977 respectively.

6.    CONSTRUCTION IN PROGRESS

Construction in progress amounted to $427,124 as of September 30, 2007 and is mainly constructions for parking and boarding constructions in the tourist resort where the Company has management right.

7.   INTANGIBLE ASSETS

The company acquired 30 years tourist resort management right at August, 2001 from unrelated parties by paying cash. As of September 30, 2007, intangible asset is as follows:

(Unaudited)
Intangible asset	$4,671,151
Accumulated amortization	(960,181)
Total	$3,710,970

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of September 30, 2007 the Company expects these assets to be fully recoverable.

Total amortization expenses for the nine months ended September 30, 2007 and 2006 amounted to $116,341 and $109,836 respectively. Amortization expenses for next five years after September 30, 2007 are as follows:

1 year	$146,340
2 year	146,340
3 year	146,340
4 year	146,340
5 year	146,340
Total	$731,700

8.   OTHER PAYABLE

Other payables are payables due to unrelated parties other than supplier vendors. The amount is $413,222, due on demand and interest free as of September 30, 2007.

9.   AMOUNT DUE TO RELATED PARTIES

Amount due to related parties amounted to $505,382, is due on demand, is interest free, and is payables for normal business purposes due to Xinhengji Advertisement Company which is 80% owned by a shareholder of the company and 20% owned by the shareholder’s mother.

10.  TAX PAYABLES

Tax payables consist of the following as of September 30, 2007:

(Unaudited)
City planning tax	$130,513
Business tax payable	650,819
Individual income tax payable	1,823
Income tax payable	79,387
Education fee	26,536
Cultural construction fee	385,874
Total	$1,274,952

11.  LOAN PAYABLE

As of September 30, 2007, the loan payables are as follows:

Short term loan payable
Fuzhou Commercial Bank	$1,334,614
Bank of China	1,067,693
Subtotal	2,402,307

Long term loan payable	-
Total	$2,402,307

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

At September 30, 2007, the Company had a loan payable of $1,334,614 to Fuzhou Commercial Bank in China, with an annual interest rate of 6% from November 25, 2005 to November 23, 2006 and 7% from November 25, 2006 to November 23, 2007, due on November 23, 2007. The loan is guaranteed by a related party 80% owned by the same shareholder of the Company.

At December 31, 2006, the Company had a loan payable of $1,067,693 to Bank of China Taining Branch, with an annual interest rate of 6.138% from April 29, 2003 to April 28, 2008, and guaranteed by 2 shareholders and pledged by the Company’s revenue from the tourist resort. $266,924 of the loan payable is due by October 10, 2007, $400,384 of the loan payable is due by January 10, 2008 and the rest of $400,384 of the loan payable is due by April 28, 2008.

The interest expenses are $179,637 and $185,922 for the 9 months ended September 30, 2007 and 2006. The Company has paid interest $179,637 and $185,922 for the nine months ended September 30, 2007 and 2006.

Loan payment schedule for the next fives after September 30, 2007 is as follows:

1 year after September 30, 2007	$2,402,307
2 year after September 30, 2007	-
3 year after September 30, 2007	-
4 year after September 30, 2007	-
5 year after September 30, 2007	-
Total	$2,402,307

12.  STATUTORY RESERVES

As stipulated by the Company Law of the People's Republic of China (PRC), net income after taxation can only be distributed as dividends after appropriation has been made for the following:

i) Making up cumulative prior years' losses, if any;

ii) Allocations to the "Statutory surplus reserve" of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital;

iii) Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's "Statutory common welfare fund", which is established for the purpose of providing employee facilities and other collective benefits to the Company's employees; and

iv) Allocations to the discretionary surplus reserve, if approved in the shareholders' general meeting.

In accordance with the Chinese Company Law, the Company has allocated 10% of its net income to surplus. The amount included in the statutory reserves as of September 30, 2007 and 2006 amounted to $773,380 and $0, respectively.

The Company established a reserve for the annual contribution of 5% of net income to the common welfare fund. The amount included in the statutory reserves as of September 30, 2007 and 2006 amounted to $386,690 and $0, respectively.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

13.  OTHER (INCOME) EXPENSES

Other (income) expenses consists of the following for the nine months ended September 30, 2007 and 2006:

	2007	2006

Other expenses	$6,344	$13,612
Interest expense	179,637	185,922
Interest income	(839)	(1,130)
Finance costs	5,105	1,519
	$190,247	$199,923

14.   INCOME TAXES

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company is subject to PRC Enterprise Income Tax at a rate of 33% on the net income. The income tax expenses for the nine months ended September 30, 2007 and 2006 are $79,089 and $0 respectively.

	2007	2006
Tax at statutory rate	34%	34%
Foreign tax rate difference	-1%	-1%
Valuation allowance	-32%	-33%
	1%	0%

There were no significant book and tax basis difference.

15.   MAJOR CUSTOMERS AND VENDORS

There were no major customers which accounting over 10% of the total net revenue for the nine months ended September 30, 2007. There are no major vendors which accounting over 10% of the total purchase for the nine months ended September 30, 2007. The Company extends credit to its customers based upon its assessment of their credit worthiness and generally does not require collateral. Credit losses have not been significant.

HONG KONG YI TAT INTERNATIONAL INVESTMENT, LTD. AND SUBSIDIARIES
NOTES TO UNAUIDTED CONSOLIDATED FINANCIAL STATEMENTS

16.   CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company’s practical operations are all carried out in the PRC. Accordingly, The Company’s business, financial condition, and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

17.   COMMITMENTS AND LEASES

The Company incurred rent expenses $5,659 and $87,908 for the nine months ended September 30, 2007 and 2006.

The Company and its subsidiaries made no commitments of leases for future. So there is no lease commitment in the future.

Guarantee

The Company has guaranteed for a $1,000,000 loan payable for a related party 80% owned by a shareholder of the company and 20% owned by the shareholder’s mother. The management reviewed and believed that the chance that the Company has to pay back the loan payable for the related party is remote.

18.   SUBSEQUENT EVENTS

On November 5, 2007, the Company through Hongda acquired 100% ownership of Fuyu for an aggregate consideration of RMB3,000,000 (US$400,384).